Exhibit 10.22

[FORM OF MODIFICATION AGREEMENT]

MODIFICATION AGREEMENT

     THIS MODIFICATION AGREEMENT (as it may be amended from time to time, this “Agreement”), effective as of the 26th day of September, 2003, by and between NII HOLDINGS, INC., a Delaware corporation (the “Creditor”) and NEXTEL TELECOMMUNICAÇÕES, LTDA., a Brazilian limited liability company (the “Borrower”), recites and provides as follows:

RECITALS:

     (A)  Motorola Credit Corporation (the “Original Creditor”) was the creditor under that certain Second Amended and Restated Equipment Financing Agreement, dated as of November 12, 2002 (the “New EFA”), by and among the Original Creditor, McCaw International (Brazil), Ltd., the Borrower, and Citibank, N.A., as collateral agent.

     (B)  Pursuant to the provisions of that certain Loan Assignment Agreement dated September 26, 2003 among the Original Creditor, the Creditor, and the Borrower (the “Assignment Agreement”), the Original Creditor assigned to the Creditor all of the Original Creditor’s rights, title and interests in, to and under the New EFA and the Obligations (as such term is defined in the New EFA), including, without limitation, all collateral therefor and all guarantees with respect thereto. Therefore, the Creditor is the sole owner, holder and beneficiary of the Obligations.

     (C)  The Creditor and the Borrower now wish to modify the New EFA in certain respects, all as more particularly set forth herein.

AGREEMENT:

     NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereafter set forth, and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby covenant and agree as follows:

     (1)  The Note. Contemporaneously with the execution hereof, the Borrower shall execute and deliver to the Creditor a Promissory Note in the form of Exhibit A attached hereto (the “Note”), and the Creditor shall accept this Agreement and the Note in full substitution for the New EFA and any and all promissory notes (the “Prior Notes”) currently evidencing the indebtedness thereunder (the “EFA Indebtedness”). Hereafter, this Agreement and the Note shall be the sole evidence of the EFA Indebtedness. The parties hereto agree that neither this Agreement nor the Note is a novation or an accord and satisfaction of (a) the amounts due and owing to the Creditor under the Prior Notes and the New EFA in the amount of $103,700,000.00, for which this Agreement and the Note shall be substituted, or (b) the obligations under the collateral, guarantee and other documents relating to the New EFA and the Prior Notes (collectively, the “EFA Security Documents,” and together with any and all future security, guarantee, collateral, mortgage or other instruments and documents relating to the Note or this Agreement, the “Security Documents”), it being the specific intention of the parties hereto that the above referenced obligations are not extinguished by the execution of this Agreement and the Note. The Borrower shall remain liable to the Creditor under the Note and the EFA Security Documents, and the rights and remedies of the Creditor under the New EFA and the EFA Security Documents are hereby modified, extended and brought forward but not terminated by this Agreement and the Note.

     (2)  Payment.

          (a) The Note is payable ON DEMAND, at any time and from time to time on or after the date hereof, without interest.

          (b) The payment set forth in the Note and hereunder shall be effected by the Borrower at the premises of the Creditor in the City of Reston, State of Virginia, United States of America, at 10700 Parkridge Boulevard, Suite 600, Reston, Virginia 20191, or at such other place as the Creditor shall designate to the Borrower in writing.

     (3)  Prepayment. Any amounts due under the Note or hereunder may be prepaid in whole or in part at any time and from time to time without premium or penalty. No interest shall accrue on, or be payable with respect to, the principal of the Note.

     (4)  Event of Default and Acceleration. The Note and all amounts due thereunder and hereunder are payable by the Borrower on demand, and at the option of the Creditor, the entire principal amount outstanding under the Note and hereunder shall at once become due and payable. The Creditor shall have the right to exercise all rights and remedies under the Security Documents, or under applicable law, if any payment under the Note or hereunder is not paid (subject to Section 7 hereof and Paragraph 10 of the Assignment Agreement) within five (5) days of demand for payment by the Creditor (an “Event of Default”). Failure to exercise any such option or right shall not constitute a waiver of the right to exercise any such option or right in the event of any subsequent Event of Default.

     (5)  Covenants and Conditions. The Borrower hereby waives presentment, demand, protest and notice of dishonor, and agrees to pay all costs and expenses incurred by the Creditor, including reasonable attorneys’ fees, in connection with (a) the enforcement of the Note and this Agreement or any of the Security Documents (b) the collection of the indebtedness evidenced by the Note and this Agreement or other sums required to be paid thereunder or hereunder or by any Security Document, (c) the collection of any judgment rendered with respect to the Note, this Agreement or any Security Document (d) the preservation or disposition of any property, or the priority of any instrument, securing the payment of the Note or this Agreement, (e) the defense of any claim arising out of, or in any way related to, the Note, this Agreement or any Security Document.

     (6)  Waivers. The Note and this Agreement or any provision thereof or hereof may be waived, changed, modified or discharged only by an agreement in writing signed by the Borrower and the Creditor. No course of dealing between the Creditor and the Borrower shall be effective to amend, modify or change any provision of the Note or this Agreement. The Creditor shall have the right at all times to enforce the provisions of the Note and this Agreement in strict accordance with the provisions thereof and hereof, notwithstanding any conduct or custom on the part of the Creditor in refraining or forbearing from doing so at any time or times. The failure of the Creditor at any time or times to strictly enforce its rights under the provisions in accordance with the terms and conditions of the Note or this Agreement shall not be construed as having created a custom, course of dealing, or in any way or manner having modified, waived, or amended the terms and conditions thereof or hereof.

     (7)  Assignment Agreement. The Note evidences the indebtedness of the Borrower pursuant to the New EFA that the Original Creditor assigned to the Creditor pursuant to the Assignment Agreement. The Note and this Agreement are subject to the terms of the Assignment Agreement, including but not limited to Paragraph 10 thereof which restricts payments under the Note so long as Motorola is the holder of that certain Master Equipment Financing Agreement among NII Holdings (Cayman), Ltd., the Original Creditor, Nextel del Peru S.A., Teletransportes Integrales, S.A. de C.V., the Lenders named therein and Citibank, N.A., as collateral agent.

     (8)  Note Subject to this Agreement. The Note is subject to the terms of this Agreement. In the event the terms of the Note conflict with the terms of this Agreement, the terms of this Agreement shall govern.

     (9)  Security Interest; No Novation; Intercreditor Agreement. In order to secure the due payment and performance of the Note and this Agreement, pursuant to the Assignment Agreement, the Note and this Agreement are and shall be secured by the collateral in which a security interest was granted or contemplated to be granted pursuant to the New EFA. The execution and delivery of the Note and this Agreement shall not constitute a novation or modification of the lien, encumbrance or security title of any of the EFA Security Documents used to grant and effectuate the security interests contemplated under the New EFA, nor effect the release or any modification of any collateral for, and any guarantees of, the repayment of the EFA Indebtedness, it being the expressed intention of the parties that such collateral and guarantees shall continue in full force and effect. Except as expressly modified by this Agreement or the Note, all other terms and provisions of the EFA Security Documents shall continue in full force and effect and unchanged and are hereby confirmed in all respects. Borrower expressly agrees that the Note and this Agreement are in full force and effect and that Borrower has no right to setoff, counterclaim or defense to the payment thereof or hereof. Borrower further expressly agrees that the Note and this Agreement are subject to the provisions of that certain Intercreditor Agreement defined in the New EFA and that all such provisions are incorporated by reference herein with the same force and effect as if set forth in their entirety herein.

     (10)  Severability of Provisions. If any one or more of the provisions contained herein or in the Note shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired.

     (11)  Amendment and Restatement. Upon the execution and delivery of this Agreement and the Note, the New EFA shall be amended and restated in its entirety by this Agreement and the Note, and the provisions of the New EFA shall be replaced by those of this Agreement and the Note. On and after the execution of this Agreement, each reference in any Security Document to the New EFA or a similar term shall be deemed a reference to this Agreement and the Note.

     (12)  Governing Law. This Agreement, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of New York. The Note shall be governed by and construed in accordance with the laws of the Federated Republic of Brazil, and is vested of enforceability under article 585, item 1 of the Brazilian Code of Civil Procedure.

     (13)  Successors and Assigns. The rights and obligations created hereunder shall inure to the benefit of, and be binding upon, the parties and their respective successors and assigns.

     WITNESS the following signatures:

NEXTEL TELECOMMUNICAÇÕES, LTD.,
a Brazilian limited liability company

By:
Its:

NII HOLDINGS, INC., a Delaware corporation

By:
Its:

ACKNOWLEDGMENT AND CONSENT

     For the avoidance of doubt, each of the undersigned hereby (i) acknowledges receipt of a copy of the New EFA, the Modification Agreement effective as of the 26th day of September, 2003 by and between NII Holdings, Inc., a Delaware corporation and NEXTEL TELECOMMUNICAÇÕES, LTDA., a Brazilian limited liability company (the “Modification Agreement”), and the form of Note attached to the Modification Agreement, and (ii) consents to all the terms and provisions of the Modification Agreement and the Note, including but not limited to the amendment and restatement of the New EFA effected thereby.

     Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Modification Agreement to which this Acknowledgment and Consent is attached. This Acknowledgment and Consent is for the benefit of the Creditor and its successors and assigns, and shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent effective as of September 26, 2003.

Nextel International (Services), Ltd.
Nextel International Investment Company
McCaw International (Brazil), Ltd.
Airfone Holdings, Inc.
Nextel International (Mexico), Ltd.
Nextel International (Uruguay), Inc.
Nextel International (Indonesia) LLC
Nextel International (Peru) LLC
Centennial Cayman Corp.
Nextel International (Argentina), Ltd.
NII Holdings (Cayman), Ltd.

By:
Robert J. Gilker
Vice President

Transnet del Peru S.R.L.
Comunicaciones Nextel de Mexico, S.A. de C.V.
Sistemas de Comunicaciones Troncales, S.A. de C. V.
Prestadora de Servicios de Radiocomunicacion, S.A. de C.V.
Radiophone, S.A. de C.V.
Fonotransportes Nacionales, S.A. de C.V.
Servicios Protel, S.A. de C.V.
Nextel de Mexico, S.A. de C.V.
Inversiones Nextel de Mexico, S.A. de C.V.
Nextel Communications Argentina S.A.
Servicios de Radiocomunicacion Movil de Mexico, S.A. de C.V.
Multifon, S.A. de C.V.
Nextel del Peru, S.A.
Teletransportes Integrales, S.A. de C.V.

By:
Robert J. Gilker
Attorney in Fact

Nextel S.A.
Promobile Telecommunicações, Ltda.
Telemobile Telecommunicações, Ltda.
Master-Tec Telecommunicações Industria e Comercio de Productos Electronicos Ltda.
Telecommunicações Brastel S/C Ltda.

By:
Robert J. Gilker
Attorney in Fact

By:
Mercedes M. Barreras
Attorney in Fact